Filed Pursuant to Rule 497(c)

Registration No. 033-48907

Marshall Tax-Free Money Market Fund The Institutional Class of Shares (Class I)

___________________________________________________________________________________________________________

Table of Contents

Risk/Return Profile

Fees and Expenses of the Fund

Main Risks of Investing in the Fund

Securities Descriptions

How to Buy Shares

How to Redeem and Exchange Shares

Additional Conditions

Account and Share Information

Marshall Funds, Inc. Information

For More Information

Shares of Marshall Funds, Inc. (Marshall Funds) are not bank deposits or other obligations of, or issued, endorsed or guaranteed by, M&I Marshall & Ilsley Bank or any of its affiliates. Shares of the Marshall Funds, like shares of all mutual funds, are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC) or any other government agency, and may lose value.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Prospectus

June 24, 2005

Risk/Return Profile

Marshall Tax-Free Money Market Fund

Goal: To provide stability of principal, daily liquidity and current income exempt from federal income tax, including federal alternative minimum tax (AMT).

Strategy: The Fund invests primarily in fixed and floating rate municipal bonds and notes, variable rate demand instruments and other high-quality, short-term tax-exempt obligations maturing in 397 days or less. Under normal circumstances, the Fund invests its assets so that at least 80% of the annual interest income that the Fund distributes will be exempt from federal income tax, including AMT.

To maintain principal preservation, M&I Investment Management Corp. (Adviser) places a strict emphasis on credit research. Using fundamental analysis, the Adviser develops an approved list of issuers and securities that meet the Adviser’s standards for minimal credit risk. The Adviser continually monitors the credit risks of all portfolio securities on an ongoing basis by reviewing financial data and ratings of nationally recognized statistical rating organizations (NRSROs).

The Fund seeks to enhance yield by taking advantage of favorable changes in interest rates and reducing the effect of unfavorable changes in rates. In achieving this objective, the Adviser targets a dollar-weighted average portfolio maturity of 90 days or less based on its interest rate outlook. The interest rate outlook is developed by analyzing a variety of factors, such as current and expected U.S. economic growth; current and expected interest rates and inflation; and the Federal Reserve Board’s monetary policy. By developing an interest rate outlook and adjusting the portfolio’s maturity accordingly, the Fund is poised to take advantage of yield enhancing opportunities.

Performance information for the Fund is not available because, as of December 31, 2004, it had not been in operation for a full calendar year.

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. In addition, the Fund is subject to credit risks, interest rate risks, call risks and liquidity risks. In addition to credit and interest rate risk, certain types of municipal bonds are subject to other risks based on many factors, including economic and regulatory developments, changes or proposed changes in the federal and state tax structure, deregulation, court rulings and other factors.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold the Institutional Class of Shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed (as a percentage of offering price)	None
Annual Fund Operating Expenses
(expenses deducted from and expressed as a percentage of the Fund’s net assets)
Management Fee	0.20%(2)
Distribution (12b-1) Fee	None
Other Expenses	0.15%(3)
Total Annual Fund Operating Expenses (1)	0.35%

(1) Although not contractually obligated to do so, the Adviser will waive certain amounts. The net expenses the Fund expects to pay for the fiscal period ending August 31, 2005 are shown below.

Total Actual Annual Fund Operating Expenses (after waivers)	0.20%

(2) The Adviser may voluntarily waive a portion or all of the management fee. The Adviser may terminate this anticipated voluntary waiver at any time. The management fee expected to be paid by the Fund (after the anticipated voluntary waiver) is .05% for the fiscal period ending August 31, 2005.

(3) “Other Expenses” are estimates for the first fiscal period ending August 31, 2005.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of the Fund will bear either directly or indirectly. Marshall & Ilsley Trust Company N.A. (M&I Trust), an affiliate of the Adviser, and its affiliates receive advisory, custodial and administrative fees for the services they provide to the Fund or shareholders, as applicable. For more complete descriptions of the various costs and expenses, see “Marshall Funds, Inc. Information.” Wire-transferred redemptions may be subject to an additional fee.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are before waivers as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	$ 36
3 Years	$ 113

The above example should not be considered a representation of past or future expenses. Actual expenses may be greater than those shown.

Main Risks of Investing in the Fund

Debt Securities Risks. Debt securities are subject to interest rate risks, credit risks, call risks and liquidity risks, which are more fully described below.

What About Bond Ratings?

When the Fund invests in bonds and other debt securities and/or convertible securities, some will be rated in the lowest investment grade category (e.g., BBB or Baa). Bonds rated BBB by Standard & Poor’s Corporation or Baa by Moody’s Investors Services have speculative characteristics. Unrated bonds will be determined by the Adviser to be of like quality and may have greater risk (but a potentially higher yield) than comparably rated bonds. If a bond is downgraded, the Adviser will reevaluate the bond and determine whether or not the bond is an acceptable investment.

Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

Credit Risks. Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money.

Many fixed income securities receive credit ratings from services such as Standard & Poor’s and Moody’s Investors Service. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment.

Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

Call Risks. Some of the securities in which the Fund invests may be redeemed by the issuer before maturity (or “called”). This will most likely happen when interest rates are declining. If this occurs, the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield.

Liquidity Risks. Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held.

These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out an investment contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

Municipal Securities Risks. An investment in the Fund will be affected by municipal securities risks. Local political and economic factors may adversely affect the value and liquidity of municipal securities held by the Fund. The value of municipal securities also may be affected more by supply and demand factors or the creditworthiness of the issuer than by market interest rates. Repayment of municipal securities depends on the ability of the issuer or project backing such securities to generate taxes or revenues. There is a risk that the interest on an otherwise tax-exempt municipal security may be subject to federal income tax.

Securities Descriptions

In implementing the Fund’s investment objective, the Fund may invest in the following securities. Some of these securities involve special risks, which are described under “Main Risks of Investing in the Fund.”

Credit Enhancement. Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Adviser usually evaluates the credit risk of a fixed income security based solely upon its credit enhancement.

Demand Instruments. Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

Fixed Income Securities. Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed income securities in which the Fund may invest:

Fixed Rate Debt Securities. Debt securities that pay a fixed interest rate over the life of the security and have a long-term maturity may have many characteristics of short-term debt. For example, the market may treat fixed rate/long-term securities as short-term debt when a security’s market price is close to the call or redemption price, or if the security is approaching its maturity date when the issuer is more likely to call or redeem the debt.

As interest rates change, the market prices of fixed rate debt securities are generally more volatile than the prices of floating rate debt securities. As interest rates rise, the prices of fixed rate debt securities fall, and as interest rates fall, the prices of fixed rate debt securities rise. For example, a bond that pays a fixed interest rate of 10% is more valuable to investors when prevailing interest rates are lower; therefore, this value is reflected in a higher price, or a premium. Conversely, if interest rates are over 10%, the bond is less attractive to investors, and sells at a lower price, or a discount.

Floating Rate Debt Securities. The interest rate paid on floating rate debt securities is reset periodically (e.g., every 90 days) to a predetermined index rate. Commonly used indices include: 90-day or 180-day Treasury bill rate; one month or three month London Interbank Offered Rate (LIBOR); commercial paper rates; or the prime rate of interest of a bank. The prices of floating rate debt securities are not as sensitive to changes in interest rates as fixed rate debt securities because they behave like shorter-term securities and their interest rate is reset periodically.

Investment Ratings. The securities in which the Fund invests must be rated in one of the two highest short-term rating categories by one or more Nationally Recognized Statistical Rating Organizations (NRSROs) or be of comparable quality to securities having such ratings.

Municipal Notes. Municipal notes are short-term tax-exempt securities. Many municipalities issue such notes to fund their current operations before collecting taxes or other municipal revenues. Municipalities may also issue notes to fund capital projects prior to issuing long-term bonds. The issuers typically repay the notes at the end of their fiscal year, either with taxes, other revenues or proceeds from newly issued notes or bonds.

Municipal Securities. Municipal securities are fixed income securities issued by states, counties, cities and other political subdivisions and authorities. Although many municipal securities are exempt from federal income tax, municipalities may also issue taxable securities in which the Fund may invest.

Tax-Exempt Securities. Tax-exempt securities are fixed income securities that pay interest that is not subject to federal regular income taxes. Fixed income securities pay interest, dividends and distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time.

Typically, states, counties, cities and other political subdivisions and authorities issue tax-exempt securities. Other issuers include industrial and economic development authorities, school and college authorities, housing authorities, healthcare facility authorities, municipal utilities, transportation authorities and other public agencies. The market categorizes tax-exempt securities by their source of repayment.

Variable Rate Demand Instruments. Variable rate demand instruments are tax-exempt securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The Fund treats demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates, even though their stated maturity may extend beyond 397 days.

How to Buy Shares

What Do Shares Cost? You can buy the Institutional Class of Shares of the Fund at net asset value (NAV), without a sales charge, on any day the New York Stock Exchange (NYSE) is open for business. The NYSE is closed on most national holidays and Good Friday. When the Fund receives your transaction request in proper form, it is processed at the next determined NAV. The Fund’s NAV is determined daily at 11:00 a.m. (Central Time). In calculating the Fund’s NAV, the Fund’s portfolio is valued using amortized cost.

What Is the Investment Minimum? To open an account with the Fund, your first investment must be at least $10 million. The minimum investment amount to add to your existing account is $100,000. An account may be opened with a smaller amount as long as the minimum is reached within 90 days. An institutional investor’s minimum investment is calculated by combining all accounts it maintains with the Fund. In special circumstances, these minimums may be waived or lowered at the Fund’s discretion.

How Do I Purchase Shares? You may purchase shares directly from the Fund by completing and mailing the account application and sending your payment to the Fund by check or wire. In connection with opening an account, you will be requested to provide information that will be used by the Fund to verify your identity, as described in more detail under “Important Information About Procedures for Opening a New Account” below.

You may also purchase shares of the Fund through a broker/dealer, investment professional or financial institution (Authorized Dealers). Some Authorized Dealers may charge a transaction fee for this service. If you purchase shares of the Fund through a program of services offered or administered by an Authorized Dealer or other service provider, you should read the program materials, including information relating to fees, in conjunction with the Fund’s Prospectus. Certain features of the Fund may not be available or may be modified in connection with the program of services provided.

Purchase orders for the Fund must be received by 11:00 a.m. (Central Time) in proper form in order for shares to be purchased at that day’s NAV. The Fund reserves the right to reject any purchase request. It is the responsibility of Marshall Investor Services (MIS), any Authorized Dealer or other service provider that has entered into an agreement with the Fund or its administrator to promptly submit purchase orders to the Fund. You are not the owner of Fund shares (and therefore will not receive dividends) until payment for the shares is received.

In order to purchase shares, you must reside in a jurisdiction where Fund shares may lawfully be offered for sale. In addition, you must have a valid tax identification number.

Important Information About Procedures for Opening a New Account. The Fund is required to comply with various anti-money laundering laws and regulations. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account. Consequently, when you open an account, the Fund is required to obtain certain personal information, including your full name, address, date of birth, social security number and other information that will allow the Fund to identify you. The Fund may also ask for other identifying documents or information.

If you do not provide this information, the Fund may be unable to open an account for you and your purchase order will not be in proper form. In the event the Fund is unable to verify your identity from the information provided, it may, without prior notice to you, close your account within five business days and redeem your shares at the NAV next determined after the account is closed. Any delay in processing your order due to your failure to provide all required information will affect the purchase price you receive for your shares. The Fund is not liable for fluctuations in value experienced as a result of such delays in processing. If at any time the Fund detects suspicious behavior or if certain account information matches government lists of suspicious persons, the Fund may determine not to open an account, may reject additional purchases, may close an existing account, may file a suspicious activity report or may take other appropriate action.

Fund Purchase Easy Reference Table

Minimum Investments
• To open an Account - $10 million
• To add to an Account - $100,000

Phone

•

Once you have opened an account and if you authorized telephone privileges in your account application or by subsequently completing an authorization form, you may purchase additional shares by calling MIS at 1-800-236-FUND (3863).

Wire
• Notify MIS at 1-800-236-FUND (3863).
• Request wire instructions from MIS.
• If a new account, fax completed account application to MIS at 1-414-287-8511.
• Mail a completed account application to the Fund at the following address: Marshall Investor Services P.O. Box 1348 Milwaukee, WI 53201-1348
• Your bank may charge a fee for wiring funds. Wire orders are accepted only on days when the Fund and the Federal Reserve wire system are open for business.

How to Redeem and Exchange Shares

How Do I Redeem Shares? You may redeem your Fund shares by telephone and by wire/electronic transfer. You should note that redemptions will be made only on days when the Fund computes its NAV. When your redemption request is received in proper form, it is processed at the next determined NAV. Telephone or written requests for redemptions must be received in proper form as described below and can be made through MIS.

Redemption requests for the Fund must be received by 11:00 a.m. (Central Time) in proper form in order for shares to be redeemed at that day’s NAV. Redemption proceeds will normally be wired the following business day, but in no event more than seven days, after the request is made.

You may be charged a transaction fee if you redeem shares through an Authorized Dealer or service provider, other than MIS or M&I Trust.

Fund Redemption Easy Reference Table

Phone 1-800-236- FUND (3863) (Except Retirement Accounts, which must be done in writing)
• Contact MIS.
• If you have authorized the telephone redemption privilege in your account application or by a subsequent authorization form, you may redeem shares by telephone.

Wire/Electronic Transfer

•

Upon written request, redemption proceeds can be directly deposited by Electronic Funds Transfer or wired directly to a domestic commercial bank previously designated by you in your account application or by subsequent form.

• Wires of redemption proceeds will only be made on days on which the Fund and the Federal Reserve wire system are open for business.
• Wire-transferred redemptions may be subject to an additional fee imposed by the bank receiving the wire.

Additional Conditions for Redemptions

Limitations on Redemption Proceeds. Redemption proceeds normally are wired within one business day after receiving a request in proper form. However, delivery of payment may be delayed up to seven days:

•

to allow your purchase payment to clear;

•

during periods of market volatility; or

•

when a shareholder’s trade activity or amount adversely impacts the Fund’s ability to manage its assets.

You will not accrue interest or dividends on uncashed checks from the Fund. If those checks are undeliverable and returned to the Fund, the proceeds will be reinvested in shares of the Fund.

Corporate Resolutions. Corporations, trusts and institutional organizations are required to furnish evidence of the authority of persons designated on the account application to effect transactions on behalf of the organizations.

Redemption in Kind. The Fund has reserved the right to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities. This means that the Fund is obligated to pay share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the Fund’s net assets represented by such share class during any 90-day period. Generally, any share redemption payment greater than this amount will be paid in cash unless the Board of Directors of the Marshall Funds (Board) determines that payment should be in kind.

Exchange Privilege. You may exchange the Institutional Class of Shares of the Fund for shares of any of the other Marshall Funds free of charge, provided you meet the investment minimum of the Fund and you reside in a jurisdiction where Fund shares may lawfully be offered for sale. An exchange is treated as a redemption and a subsequent purchase, and is therefore a taxable transaction.

Signatures must be guaranteed if you request an exchange into another Fund with a different shareholder registration. Your signature can be guaranteed by any federally insured financial institution (such as a bank or credit union) or a broker/dealer that is a domestic stock exchange member, but not by a notary public. The exchange privilege may be modified or terminated at any time.

Frequent Traders. The Fund’s management or the Adviser may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to the Fund or its other shareholders. Such short-term or excessive trading into and out of the Fund may harm all shareholders by disrupting investment strategies, increasing brokerage, administrative and other expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders.

The Board has approved policies that seek to discourage frequent purchases and redemptions and curb the disruptive effects of frequent trading (Market Timing Policy). Pursuant to the Market Timing Policy, the Fund may decline to accept an application or may reject a purchase request, including an exchange, from a market timer or an investor who, in the sole discretion of the Adviser, has a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The Fund, the Adviser and affiliates thereof are prohibited from entering into arrangements with any shareholder or other person to permit frequent purchases and redemptions of Fund shares.

The Fund monitors and enforces its market timing policy through:

•

the termination of a shareholder’s purchase and/or exchange privileges; and

•

selective monitoring of trade activity.

While the Fund seeks to detect and deter market timing activity, it may not be able to detect excessive trading practices with respect to shares held through omnibus accounts.

Account and Share Information

Confirmation and Account Statements. You will receive confirmation of purchases, redemptions and exchanges. In addition, you will receive periodic statements reporting all account activity, including dividends and capital gains paid. You may request photocopies of historical confirmations from prior years. The Fund may charge a fee for this service.

Dividends and Capital Gains. Dividends of the Fund are declared daily and paid monthly. You will receive dividends declared subsequent to the issuance of your shares until the day your shares are redeemed.

What is a Dividend and Capital Gain?

A dividend is the money paid to shareholders that a mutual fund has earned from the income on its investments. A capital gain distribution is the money paid to shareholders from the Fund’s profit derived from the sale of an investment, such as a stock or bond.

In addition, the Fund pays capital gains, if any, at least annually. The Fund does not expect to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in the Fund’s dividends. Your dividends and capital gains distributions will be automatically reinvested in additional shares, unless you elect cash payments. If you elect cash payments and the payment is returned as undeliverable, your cash payment will be reinvested in Fund shares and your distribution option will convert to automatic reinvestment. If any distribution check remains uncashed for six months, the check amount will be reinvested in shares and you will not accrue any interest or dividends on this amount prior to the reinvestment.

Multiple Classes. The Marshall Funds have adopted a plan that permits the Fund to offer more than one class of shares. Currently, the Fund offers two classes of shares. All shares of the Fund or class have equal voting rights and will generally vote in the aggregate and not by class. There may be circumstances, however, when shareholders of a particular Marshall Fund or class are entitled to vote on matters affecting that Fund or class. Share classes may have different sales charges and other expenses, which may affect their performance.

Tax Information

Federal Income Tax. The Fund sends you an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Generally, distributions of dividends and capital gains by funds are taxable to their shareholders whether paid in cash or reinvested in additional fund shares. Distributions from a fund’s investment company taxable income (which includes dividends, interest, net short-term capital gains, and net gains from foreign currency transactions), if any, generally are taxable as ordinary income whether reinvested or received in cash, unless such dividends are qualified dividend income eligible for the reduced rate of tax on long-term capital gains. Currently, the maximum tax rate on ordinary income is 35%, while the maximum tax rate on long-term capital gains is 15%. The Fund’s distributions are expected to be primarily distributions of dividends.  It is anticipated that such distributions will be primarily dividends that are exempt from federal income tax, although a portion of the Fund’s dividends may not be exempt. Even if dividends are exempt from federal income tax, they may be subject to state and local taxes. You may have to include certain dividends as taxable income if the federal AMT applies to you. You may be subject to tax on any capital gain realized by the Fund.

Redemptions and exchanges of Fund shares are taxable sales.

This section is not intended to be a full discussion of income tax laws. Please consult your own tax advisor regarding federal, state and local tax considerations.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (SAI).

Marshall Funds, Inc. Information

Management of the Marshall Funds. The Board governs the Fund. The Board selects and oversees the Adviser, M&I Investment Management Corp. The Adviser manages the Fund’s assets, including buying and selling portfolio securities. The Adviser’s address is 1000 North Water Street, Milwaukee, Wisconsin 53202.

Adviser’s Background. The Adviser is a registered investment adviser and a wholly-owned subsidiary of Marshall & Ilsley Corporation, a registered bank holding company headquartered in Milwaukee, Wisconsin. As of August 31, 2004, the Adviser had approximately $17.1 billion in assets under management, of which approximately $7 billion was in the Marshall Funds’ assets, and has managed investments for individuals and institutions since 1973. The Adviser has managed the Marshall Funds since 1992 and managed the Newton Funds (predecessors to some of the Marshall Funds) since 1985.

Portfolio Manager. The Fund is managed by Craig J. Mauermann.  Mr. Mauermann has been a vice president of the Adviser since 2004. Prior to joining the Adviser, he was a municipal bond analyst and trader for three municipal money market funds at Strong Financial Corporation. Mr. Mauermann holds an M.B.A. degree and a B.A. degree from Marquette University.

Advisory Fees. The Adviser is entitled to receive an annual investment advisory fee equal to 0.20% of the Fund’s average daily net assets (ADNA).

The Adviser has the discretion to voluntarily waive a portion of its fee. However, any waivers by the Adviser are voluntary and may be terminated at any time in the Adviser’s sole discretion.

Affiliate Services and Fees. M&I Trust, an affiliate of the Adviser, provides services to the Marshall Funds as custodian of the assets, shareholder services agent, securities lending agent, sub-transfer agent and administrator directly and through its division, MIS. The annual custody fees are 0.02% on the first $250 million of assets held plus 0.01% of assets exceeding $250 million, calculated based on the Fund’s ADNA.

M&I Trust is the administrator of the Marshall Funds and UMB Fund Services, Inc. (“UMB”) is the sub-administrator. As administrator, M&I Trust is entitled to receive fees directly from the Fund in amounts up to a maximum annual percentage of the aggregate ADNA of all money market funds of the Marshall Funds as follows:

Maximum Fee	Funds’ ADNA
0.100%	on the first $250 million
0.095%	on the next $250 million
0.080%	on the next $250 million
0.060%	on the next $250 million
0.040%	on the next $500 million
0.020%	on assets in excess of $1.5 billion

All fees of the sub-administrator are paid by M&I Trust.

M&I Trust receives an annual per-account fee for sub-transfer agency services to trust and institutional accounts maintained on its trust accounting system.

Distributor. Grand Distribution Services, LLC (“Grand”), a registered broker-dealer and member of the National Association of Securities Dealers, Inc., acts as principal distributor of the Fund’s shares. All fees of the distributor are paid by M&I Trust. Grand and UMB are affiliated entities.

For More Information

A Statement of Additional Information (SAI) dated June 24, 2005 is incorporated by reference into this Prospectus. Additional information about the Fund’s investments is contained in the Fund’s SAI and Annual and Semi-Annual Reports to shareholders as they become available.

To obtain the SAI, Annual Report, Semi-Annual Report, and other information, free of charge, and to make inquiries, write to or call MIS at 1-414-287-8555 or at 1-800-236-FUND (3863).  The SAI is available, and the Annual and Semi-Annual Reports will be available, free of charge on the Marshall Funds’ Internet Site at http://www.marshallfunds.com.

You may write to the SEC Public Reference Room at the regular mailing address or the e-mail address below and ask them to mail you information about the Fund, including the SAI. They will charge you a fee for this duplicating service. You can also visit the SEC Public Reference Room and review and copy documents while you are there. For more information about the operation of the Public Reference Room, call the SEC at the telephone number below.

Public Reference Section

Securities and Exchange Commission

Washington, D.C. 20549-0102

publicinfo@sec.gov

1-202-942-8090

Reports and other information about the Fund are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

Marshall Investor Services

P.O. Box 1348

Milwaukee, WI 53201-1348

1-414-287-8555

1-800-236-FUND (3863)

TDD: Speech and Hearing Impaired Services

1-800-209-3520

Internet address: http://www.marshallfunds.com

Grand Distribution Services, LLC Distributor	Investment Company Act File No. 811-58433

Filed Pursuant to Rule 497(c)

Registration No. 033-48907

Statement of Additional Information

Marshall Tax-Free Money Market Fund

A Portfolio of Marshall Funds, Inc.

Institutional Class of Shares

(Class I)

June 24, 2005

This Statement of Additional Information (SAI) is not a Prospectus and should be read in conjunction with the Institutional Class of Shares Prospectus for the Marshall Tax-Free Money Market Fund (the Fund) dated June 24, 2005.  You may obtain the Prospectus without charge by calling Marshall Investor Services (MIS) at 1-800-236-FUND (3863), or you can visit the Marshall Funds’ Internet site on the World Wide Web at http://www.marshallfunds.com.

P.O. Box 1348

Milwaukee, Wisconsin 53201-1348

GRAND DISTRIBUTION SERVICES, LLC
Distributor

Institutional Class of Shares

(Class I Shares)

Table of Contents
Page

How are the Marshall Funds Organized?	1

Securities in Which the Fund Invests	1

Securities Descriptions, Techniques and Risks	2

Fundamental Investment Objective	10

Investment Limitations	10

Determining Market Value of Securities	12

What do Shares Cost?	13

How are the Fund Shares Sold?	14

How to Buy Shares	14

Account and Share Information	15

What are the Tax Consequences?	16

Who Manages the Fund?	16

Performance	28

Financial Statements	29

Appendix	1

Addresses
Back Cover

HOW ARE THE MARSHALL FUNDS ORGANIZED?

Marshall Funds, Inc. (Corporation) is an open-end, management investment company that was established as a Wisconsin corporation on July 31, 1992.

The Fund is a diversified portfolio of the Corporation.  The Corporation may offer separate series of shares representing interests in separate portfolios of securities, and the shares in any one portfolio may be offered in separate classes.  Currently, the Corporation consists of thirteen separate series, one of which is discussed in this SAI.  The Board of Directors of the Corporation (Board) has established two classes of shares with respect to the Fund, the Investor Class of Shares (Class Y) and Institutional Class of Shares (Class I).  This SAI relates to the Institutional Class of Shares of the Fund only.  The Fund’s investment adviser is M&I Investment Management Corp. (Adviser).  This SAI contains additional information about the Corporation and the Fund.  This SAI uses the same terms as defined in the Prospectus.

The definitions of the terms “series” and “class” in the Wisconsin Business Corporation Law, Chapter 180 of the Wisconsin Statutes (WBCL) differ from the meanings assigned to those terms in the Prospectus and this SAI.  The Articles of Incorporation of the Corporation reconcile this inconsistency in terminology, and provide that the Prospectus and SAI may define these terms consistently with the use of those terms under the WBCL.

SECURITIES IN WHICH THE FUND INVESTS

Following is a table that indicates which types of securities are principal or acceptable investments of the Fund.

Securities
Asset-Backed Securities[1]	Acceptable
Bank Instruments[2]	Principal
Borrowing	Acceptable
Debt Obligations[3]	Principal
Demand Master Notes	Principal
Derivative Contracts and Securities	Acceptable
Fixed Rate Debt Obligations	Principal
Floating Rate Debt Obligations	Principal
Foreign Money Market Instruments	Acceptable
Funding Agreements	Acceptable
Guaranteed Investment Contracts	Acceptable
Illiquid and Restricted Securities[4]	Acceptable
Mortgage-Backed Securities	Acceptable
Municipal Securities	Acceptable
Participation Interests	Acceptable
Prime Commercial Paper[5]	Principal
Repurchase Agreements	Acceptable
Reverse Repurchase Agreements	Acceptable[6]
Securities of Other Investment Companies	Acceptable
U.S. Government Securities	Acceptable
Variable Rate Demand Notes	Principal

1. The Fund will invest in only the short-term tranches, which will generally have a maturity not exceeding 397 days.

2. The Fund may purchase foreign bank instruments.

3. Must be issued by U.S. corporations and rated in the top four categories by an NRSRO or, if unrated, determined by the Adviser to be of comparable quality.

4. The Fund may invest up to 10% of its assets in illiquid securities.

5. The Fund may purchase commercial paper rated in the two highest rating categories by a nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by the Adviser to be of comparable quality.

6. During the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the Fund will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreement.

SECURITIES DESCRIPTIONS, TECHNIQUES AND RISKS

Agency Securities are issued or guaranteed by a federal agency or other government sponsored entity acting under federal authority.  Some government entities are supported by the full faith and credit of the United States.  Other government entities receive support through federal subsidies, loans or other benefits.  A few government entities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities.  Investors regard agency securities as having low credit risks, but not as low as Treasury securities.

Asset-Backed Securities are issued by non-governmental entities and carry no direct or indirect government guarantee.  Asset-backed securities represent an interest in a pool of assets such as car loans and credit card receivables.  Almost any type of fixed income assets (including other fixed income securities) may be used to create an asset-backed security.  However, most asset-backed securities involve consumer or commercial debts with maturities of less than ten years.  Asset-backed securities may take the form of commercial paper or notes, in addition to pass-through certificates or asset-backed bonds.  Asset-backed securities may also resemble some types of collateralized mortgage obligations (CMOs).

Payments on asset-backed securities depend upon assets held by the issuer and collections of the underlying loans.  The value of these securities depends on many factors, including changing interest rates, the availability of information about the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool and any credit enhancement provided.  Also, these securities may be subject to prepayment risk.

Bank Instruments are unsecured interest-bearing deposits with banks.  Bank instruments include bank accounts, time deposits, certificates of deposit and banker’s acceptances.  Instruments denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks are commonly referred to as Eurodollar instruments.  Instruments denominated in U.S. dollars and issued by U.S. branches of foreign banks are referred to as Yankee dollar instruments.

The Fund will invest in bank instruments that have been issued by banks and savings and loans that have capital, surplus and undivided profits of over $100 million or whose principal amount is insured by the Bank Insurance Fund or the Savings Association Insurance Fund, which are administered by the Federal Deposit Insurance Corporation.  Securities that are credit-enhanced with a bank’s irrevocable letter of credit or unconditional guaranty will also be treated as bank instruments.

Foreign Bank and Money Market Instruments.  Eurodollar Certificates of Deposit (ECDs), Yankee dollar Certificates of Deposit (YCDs) and Eurodollar Time Deposits (ETDs) are all U.S. dollar denominated certificates of deposit.  ECDs are issued by, and ETDs are deposits of, foreign banks or foreign branches of U.S. banks.  YCDs are issued in the U.S. by branches and agencies of foreign banks.  Europaper is dollar-denominated commercial paper and other short-term notes issued in the U.S. by foreign issuers.

ECDs, ETDs, YCDs and Europaper have many of the same risks as other foreign securities.  Examples of these risks include economic and political developments that may adversely affect the payment of principal or interest, foreign withholding or other taxes on interest income, difficulties in obtaining or enforcing a judgment against the issuing bank and the possible impact of interruptions in the flow of international currency transactions.  Also, the issuing banks or their branches are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing, recordkeeping and the public availability of information.  These factors will be carefully considered by the Adviser in selecting these investments.

Borrowing.  The Fund may borrow money from banks or through reverse repurchase agreements in amounts up to one-third of net assets, and pledge some assets as collateral.  When the Fund borrows, it will pay interest on borrowed money and may incur other transaction costs.  These expenses could exceed the income received or capital appreciation realized by the Fund from any securities purchased with borrowed money.  With respect to borrowings, the Fund is required to maintain continuous asset coverage equal to 300% of the amount borrowed.  If the coverage declines to less than 300%, the Fund must sell sufficient portfolio securities to restore the coverage even if it must sell the securities at a loss.

Commercial Paper and Restricted and Illiquid Securities.  Commercial paper represents an issuer’s draft or note with a maturity of less than nine months.  Companies typically issue commercial paper to fund current expenditures.  Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper.  Commercial paper may default if the issuer cannot continue to obtain financing in this fashion.  The short maturity of commercial paper reduces both the interest rate and credit risk as compared to other debt securities of the same issuer.

The Fund may invest in commercial paper issued under Section 4(2) of the Securities Act of 1933, as amended (1933 Act).  By law, the sale of Section 4(2) commercial paper is restricted and is generally sold only to institutional investors, such as the Fund.  When the Fund purchases Section 4(2) commercial paper, it must agree to purchase the paper for investment purposes only and not with a view to public distribution.  Section 4(2) commercial paper is normally resold to other institutional investors through investment dealers who make a market in Section 4(2) commercial paper and, thus, provide liquidity.

The Fund believes that Section 4(2) commercial paper and certain other restricted securities which meet the Board’s criteria for liquidity are quite liquid.  Thus, Section 4(2) commercial paper and restricted securities which are deemed liquid, will not be subject to the Fund’s investment limitation applicable to restricted securities.

Concentration  The Fund has adopted a fundamental investment policy, which prohibits the Fund from investing 25% or more of its assets in the securities of companies in any one industry.  For purposes of this policy, the Adviser determines industry classifications in accordance with the Global Industry Classification Standards (GICS), an industry classification system developed by Standard & Poor’s Corporation in collaboration with Morgan Stanley Capital International.  GICS categorizes securities in sectors, industry groups, industries and sub-industries.

Corporate Debt Securities are fixed income securities issued by businesses.  Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities.  The credit risks of corporate debt securities vary widely among issuers.

Credit Enhancement.  Certain acceptable investments may be credit-enhanced by a guaranty, letter of credit or insurance.  The Adviser may evaluate a security based, in whole or in part, upon the financial condition of the party providing the credit enhancement (the credit enhancer).  The bankruptcy, receivership or default of the credit enhancer will adversely affect the quality and marketability of the underlying security.

For diversification purposes, credit-enhanced securities will not be treated as having been issued by the credit enhancer, unless the Fund has invested more than 10% of its assets in securities issued, guaranteed or otherwise credit-enhanced by the credit enhancer.  In such cases, the securities will be treated as having been issued both by the issuer and the credit enhancer.

Credit Quality.  The fixed income securities in which the Fund invests will be rated at least investment grade by an NRSRO.  Investment grade securities are those that have received one of an NRSRO’s four highest ratings.  Securities receiving the fourth highest rating (Baa by Moody’s or BBB by Standard & Poor’s or Fitch) have speculative characteristics, and changes in the market or the economy are more likely to affect the ability of the issuer to repay its obligations when due.  The Adviser will evaluate downgraded securities and will sell any security determined not to be an acceptable investment.  The Fund is subject to Rule 2a-7 under the Investment Company Act of 1940, as amended (1940 Act), and will follow the credit quality requirements of the Rule.

Demand Features.  The Fund may purchase securities subject to a demand feature, which may take the form of a put or standby commitment.  Demand features permit the Fund to demand payment of the value of the security (plus any accrued interest) from either the issuer of the security or a third-party.  Demand features help make a security more liquid, although an adverse change in the financial health of the provider of a demand feature (such as bankruptcy) will negatively affect the liquidity of the security.  Other events may also terminate a demand feature, in which case liquidity is also affected.

Demand Master Notes are short-term borrowing arrangements between a corporation or government agency and an institutional lender (such as the Fund) payable upon demand by either party.  A party may demand full or partial payment, and the notice period for demand typically ranges from one to seven days.  Many master notes give the Fund the option of increasing or decreasing the principal amount of the master note on a daily or weekly basis within certain limits.  Demand master notes usually provide for floating or variable rates of interest.

Derivative Contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets.  Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset.  Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset.  The other party to a derivative contract is referred to as a counterparty.

Many derivative contracts are traded on securities or commodities exchanges, in which case the exchange sets all the terms of the contract except for the price.  Investors make payments due under their contracts through the exchange.  Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange.  Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts.  This protects investors against potential defaults by the counterparty.

Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.  For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date.  If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss.  Exchanges may limit the amount of open contracts permitted at any one time.  Such limits may prevent the Fund from closing out a position.  If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so).  The inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty.  OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts.  In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts.

Depending upon how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Fund’s exposure to market and currency risks, and may also expose the Fund to liquidity and leverage risks.  OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

Duration is a measure of volatility in the price of a bond prior to maturity.  Volatility is the magnitude of the change in the price of a bond relative to a change in the market interest rate.  Volatility is based upon a bond’s coupon rate, maturity date and the level of market yields of similar bonds.  Generally, bonds with lower coupons or longer maturities will be more volatile than bonds with higher coupons or shorter maturities.  Duration combines these variables into a single measure of price sensitivity to interest rate changes.  For example, if interest rates decline by 1%, the market value of a portfolio with a duration of five years would rise by approximately 5%.  Conversely, if interest rates increase by 1%, the market value of the portfolio would decline by approximately 5%.

Fixed Income Securities generally pay interest at either a fixed or floating rate and provide more regular income than equity securities.  However, the returns on fixed income securities are limited and normally do not increase with the issuer’s earnings.  This limits the potential appreciation of fixed income securities as compared to equity securities.  Fixed-rate securities and floating rate securities react differently as prevailing interest rates change.

Fixed Rate Debt Securities.  Debt securities that pay a fixed interest rate over the life of the security and have a long-term maturity may have many characteristics of short-term debt.  For example, the market may treat fixed-rate/long-term securities as short-term debt when a security’s market price is close to the call or redemption price, or if the security is approaching its maturity date when the issuer is more likely to call or redeem the debt.

As interest rates change, the market prices of fixed-rate debt securities are generally more volatile than the prices of floating rate debt securities.  As interest rates rise, the prices of fixed-rate debt securities fall, and as interest rates fall, the prices of fixed-rate debt securities rise.  For example, a bond that pays a fixed interest rate of 10% is more valuable to investors when prevailing interest rates are lower; this value is reflected in higher price, or a premium.  Conversely, if interest rates are over 10%, the bond is less attractive to investors, and sells at a lower price, or a discount.

Floating Rate Debt Securities.  The interest rate paid on floating rate debt securities is reset periodically (e.g., every 90 days) to a predetermined index rate.  Commonly used indices include 90-day or 180-day Treasury bill rate; one month or three month London Interbank Offered Rate (LIBOR); commercial paper rates; or the prime rate of interest of a bank.  The prices of floating rate debt securities are not as sensitive to changes in interest rates as fixed rate debt securities because they behave like shorter-term securities and their interest rate is reset periodically.

Funding Agreements (Agreements), are investment instruments issued by U.S. insurance companies. Pursuant to such Agreements, the Fund may make cash contributions to a deposit fund of the insurance company’s general or separate accounts.  The insurance company then credits guaranteed interest to the Fund.  The insurance company may assess periodic charges against an Agreement for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund.  The purchase price paid for an Agreement becomes part of the general assets of the issuer, and the Agreement is paid from the general assets of the issuer.  The Fund will only purchase Agreements from issuers that meet quality and credit standards established by the Adviser.  Generally, Agreements are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in Agreements does not currently exist.  Also, the Fund may not have the right to receive the principal amount of an Agreement from the insurance company on seven days’ notice or less.  Therefore, Agreements are typically considered to be illiquid investments.

Leverage Risks.  Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested.  Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.

Mortgage-Backed Securities represent interests in pools of mortgages.  The underlying mortgages normally have similar interest rates, maturities and other terms.  Mortgages may have fixed or adjustable interest rates.  Interests in pools of adjustable rate mortgages are known as ARMs.

Mortgage-backed securities come in a variety of forms.  Many have extremely complicated terms.  The simplest form of mortgage-backed securities is a “pass-through certificate.” Holders of pass-through certificates receive a pro rata share of the payments from the underlying mortgages.  Holders also receive a pro rata share of any prepayments, so they assume all the prepayment risk of the underlying mortgages.

CMOs are complicated instruments that allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage-backed securities.  This creates different prepayment and market risks for each CMO class.

In addition, CMOs may allocate interest payments to one class (Interest Only or IOs) and principal payments to another class (Principal Only or POs).  POs increase in value when prepayment rates increase.  In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate less interest payments.  However, IOs’ prices tend to increase when interest rates rise (and prepayments fall), making IOs a useful hedge against market risk.

Generally, homeowners have the option to prepay their mortgages at any time without penalty.  Homeowners frequently refinance high rate mortgages when mortgage rates fall.  This results in the prepayment of mortgage-backed securities, which deprives holders of the securities of the higher yields.  Conversely, when mortgage rates increase, prepayments due to refinancings decline.  This extends the life of mortgage-backed securities with lower yields.  As a result, increases in prepayments of premium mortgage-backed securities, or decreases in prepayments of discount mortgage-backed securities, may reduce their yield and price.

This relationship between interest rates and mortgage prepayments makes the price of mortgage-backed securities more volatile than most other types of fixed income securities with comparable credit risks.  Mortgage-backed securities tend to pay higher yields to compensate for this volatility.

CMOs may include planned amortization classes (PACs) and targeted amortization classes (TACs).  PACs and TACs are issued with companion classes.  PACs and TACs receive principal payments and prepayments at a specified rate.  The companion classes receive principal payments and any prepayments in excess of this rate.  In addition, PACs will receive the companion classes’ share of principal payments if necessary to cover a shortfall in the prepayment rate.  This helps PACs and TACs to control prepayment risk by increasing the risk to their companion classes.

Another variant allocates interest payments between two classes of CMOs.  One class (Floaters) receives a share of interest payments based upon a market index such as LIBOR.  The other class (Inverse Floaters) receives any remaining interest payments from the underlying mortgages.  Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise.  This shifts prepayment and market risks from the Floater to the Inverse Floater class, reducing the price volatility of the Floater class and increasing the price volatility of the Inverse Floater class.

CMOs must allocate all payments received from the underlying mortgages to some class.  To capture any unallocated payments, CMOs generally have an accrual (Z) class.  Z classes do not receive any payments from the underlying mortgages until all other CMO classes have been paid off.  Once this happens, holders of Z class CMOs receive all payments and prepayments.  Similarly, real estate mortgage investment conduits (REMICs) (offerings of multiple class mortgage-backed securities which qualify and elect treatment as such under provisions of the Code) have residual interests that receive any mortgage payments not allocated to another REMIC class.

The degree of increased or decreased prepayment risk depends upon the structure of the CMOs.  Z classes, IOs, POs and Inverse Floaters are among the most volatile investment grade fixed income securities currently traded in the United States.  However, the actual returns on any type of mortgage-backed security depends upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.

Prepayment Risks.  Unlike traditional fixed income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due), payments on mortgage backed securities include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing or foreclosure of the underlying loans.  These unscheduled prepayments of principal create risks that can adversely affect the Fund if it invests in mortgage backed securities.  For example, when interest rates decline, the values of mortgage backed securities generally rise.  However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available.  Unscheduled prepayments would also limit the potential for capital appreciation on mortgage backed securities.  Conversely, when interest rates rise, the values of mortgage backed securities generally fall.  Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of mortgage backed securities, and cause their value to decline more than traditional fixed income securities.

Municipal Securities are fixed income securities issued by states, counties, cities and other political subdivisions and authorities.  Although most municipal securities are exempt from federal income tax, municipalities may also issue taxable securities.  Tax-exempt securities are generally classified by their source of payment.

General obligation bonds are supported by the issuer’s full faith and credit.  The issuer must levy and collect taxes sufficient to pay principal and interest on the bonds.  However, the issuer’s authority to levy additional taxes may be limited by its charter or state law.

Special revenue bonds are payable solely from specific revenues received by the issuer.  The revenues may consist of specific taxes, assessments, tolls, fees or other types of municipal revenues.  For example, a municipality may issue bonds to build a toll road, and pledge the tolls to repay the bonds.  Bondholders could not collect from the municipality’s general taxes or revenues.  Therefore, any shortfall in the tolls normally would result in a default on the bonds.

Private activity bonds are special revenue bonds used to finance private entities.  For example, a municipality may issue bonds to finance a new factory to improve its local economy.  The municipality would lend the proceeds to the company using the factory, and the company would agree to make loan payments sufficient to repay the bonds.  The bonds would be payable solely from the company’s loan payments, not from any other revenues of the municipality.  Therefore, any default on the loan normally would result in a default on the bonds.

The interest on many types of private activity bonds is subject to the federal alternative minimum tax (AMT).  The Fund may invest in bonds subject to the federal AMT to the extent permitted by its fundamental investment policy.

Anticipation notes are securities issued in anticipation of the receipt of taxes, grants, bond proceeds or other municipal revenues.  For example, many municipalities collect property taxes once a year.  Such municipalities may issue tax anticipation notes to fund their operations prior to collecting these taxes.  The issuers then repay the tax anticipation notes at the end of their fiscal year, either with collected taxes or proceeds from newly issued notes or bonds.

Tax increment financing bonds are payable from increases in taxes or other revenues attributable to projects financed by the bonds.  For example, a municipality may issue these bonds to redevelop a commercial area.  The tax increment financing bonds would be payable solely from any increase in sales taxes collected from merchants in the area.  The bonds could default if merchants’ sales, and related tax collections, failed to increase as anticipated.

Municipal Securities include:

•

TRANs: tax and revenue anticipation notes issued to finance working capital needs in anticipation of receiving taxes or other revenues;

•

TANs:  tax anticipation notes issued to finance working capital needs in anticipation of receiving taxes;

•

RANs:   revenue anticipation notes issued to finance working capital needs in anticipation of receiving revenues;

•

BANs: bond anticipation notes that are intended to be refinanced through a later issuance of longer-term bonds;

•

municipal commercial paper and other short-term notes;

•

variable rate demand notes;

•

industrial development bonds;

•

municipal bonds (including bonds having serial maturities and pre-refunded bonds) and leases;

•

construction loan notes insured by the Federal Housing Administration and financed by Federal National Mortgage Association (FNMA) or Government National Mortgage Association (GNMA); and

•

participation, trust and partnership interests in any of the foregoing obligations.

Municipal Leases.  The Fund may purchase participation interests that represent an undivided proportional interest in lease payments by a governmental or nonprofit entity.  The lease payments and other rights under the lease provide for and secure payments on the certificates.  Lease obligations may be limited by a municipal charter or the nature of the appropriation for the lease.  In particular, lease obligations may be subject to periodic appropriation.  If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments.  Furthermore, a lease may provide that the participants cannot accelerate lease obligations upon default.  The participants would only be able to enforce lease payments as they became due.  In the event of a default or failure of appropriation, it is unlikely that the participants would be able to obtain an acceptable substitute source of payment unless the participation interests are credit enhanced.

The Adviser must consider the following factors in determining the liquidity of municipal lease securities: (1) the frequency of trades and quotes for the security; (2) the volatility of quotations and trade prices for the security; (3) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (4) dealer undertakings to make a market in the security; (5) the nature of the security and the nature of the marketplace trades; (6) the rating of the security and the financial condition and prospects of the issuer of the security; (7) such other factors as may be relevant to the Fund’s ability to dispose of the security; (8) whether the lease can be terminated by the lessee; (9) the potential recovery, if any, from a sale of the leased property upon termination of the lease; (10) the lessee’s general credit strength; (11) the likelihood that the lessee will discontinue appropriating funding for the leased property because the property is no longer deemed essential to its operations; and (12) any credit enhancement or legal recourse provided upon an event of non-appropriation or other termination of the lease.

Variable Rate Municipal Securities.  Variable interest rates generally reduce changes in the market value of municipal securities from their original purchase prices.  Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable rate municipal securities than for fixed rate obligations.  Many municipal securities with variable interest rates purchased by the Fund are subject to repayment of principal (usually within seven days) on the Fund’s demand.  For purposes of determining the Fund’s average maturity, the maturities of these variable rate demand municipal securities (including participation interests) are the longer of the periods remaining until the next readjustment of their interest rates or the periods remaining until their principal amounts can be recovered by exercising the right to demand payment.  The terms of these variable rate demand instruments require payment of principal and accrued interest from the issuer of the municipal obligations, the issuer of the participation interests or a guarantor of either issuer.

Repurchase Agreements and Reverse Repurchase Agreements.  A repurchase agreement is a transaction in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price.  The repurchase price exceeds the sale price, reflecting an agreed upon interest rate effective for the period the buyer owns the security subject to repurchase.  The agreed upon interest rate is unrelated to the interest rate on that security.  The Adviser will continually monitor the value of the underlying security to ensure that the value of the security always equals or exceeds the repurchase price.  The Fund’s custodian is required to take possession of the securities subject to repurchase agreements.  These securities are marked to market daily.  To the extent that the original seller defaults and does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.  In the event that such a defaulting seller files for bankruptcy or becomes insolvent, disposition of such securities by the Fund might be delayed pending court action.  The Fund believes that, under the procedures normally in effect for custody of the portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities.  The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Adviser to be creditworthy.

Reverse repurchase agreement transactions are similar to borrowing cash.  In a reverse repurchase agreement, the Fund sells a portfolio security to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument’s market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio security at a price equal to the original sale price plus interest.  The Fund may use reverse repurchase agreements for liquidity and for avoiding a sale of portfolio instruments at a time when the sale may be deemed disadvantageous.

When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated on the trade date.  These securities are marked to market daily and maintained until the transaction is settled.

Treasury Securities are direct obligations of the federal government of the United States.  Investors regard Treasury Securities as having the lowest credit risk.

When-Issued and Delayed Delivery Transactions.  These transactions are made to secure what is considered to be an advantageous price or yield.  Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.  Other than normal transaction costs, no fees or expenses are incurred.  However, liquid assets of the Fund are segregated on the Fund’s records on the trade date in an amount sufficient to make payment for the securities to be purchased.  These assets are marked to market daily and are maintained until the transaction has been settled.

FUNDAMENTAL INVESTMENT OBJECTIVE

The Fund’s investment objective is to provide current income exempt from federal income tax consistent with stability of principal.  The investment objective of the Fund may not be changed by the Board without shareholder approval.

INVESTMENT LIMITATIONS

FUNDAMENTAL LIMITATIONS

The following investment limitations are fundamental and cannot be changed for the Fund unless authorized by the “majority of the outstanding voting securities” of the Fund, as defined by the 1940 Act.

Selling Short and Buying on Margin

The Funds will not sell any securities short or purchase any securities on margin, but may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities.  A deposit or payment by the Fund of initial or variation margin in connection with futures contracts, forward contracts or related options transactions is not considered the purchase of a security on margin.

Issuing Senior Securities and Borrowing Money

The Fund will not issue senior securities except that the Fund may borrow money, directly or through reverse repurchase agreements, in amounts up to one-third of the value of its net assets including the amounts borrowed; and except to the extent that the Fund is permitted to enter into futures contracts, options or forward contracts.  The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of its portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous.  The Fund will not purchase any securities while any borrowings in excess of 5% of its total assets are outstanding.

Pledging Assets

The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings.  In those cases, the Fund may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of its total assets at the time of the pledge.  For purposes of this limitation, the following are not deemed to be pledges: (1) margin deposits for the purchase and sale of futures contracts and related options; and (2) segregation of collateral arrangements made in connection with options activities, forward contracts or the purchase of securities on a when-issued basis.

Lending Cash or Securities

The Fund will not lend any of its assets except portfolio securities.  Loans may not exceed one-third of the value of the Fund’s total assets.  This shall not prevent the Fund from purchasing or holding U.S. government obligations, money market instruments, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Fund’s investment goal, policies, and limitations.

Investing in Commodities

The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts.

Investing in Real Estate

The Fund will not purchase or sell real estate, including limited partnership interests, although the Fund may invest in the securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or which represent interests in real estate.

Diversification of Investments

With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer or if it would own more than 10% of the outstanding voting securities of such issuer.

Concentration of Investments

The Fund will not invest 25% or more of its total assets in any one industry.  However, investing in U.S. government securities and domestic bank instruments shall not be considered investments in any one industry.

Underwriting

The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of restricted securities which the Fund may purchase pursuant to its investment goal, policies and limitations.

Tax Exempt Obligations

The Fund will invest, under normal circumstances, its assets so that at least 80% of the annual interest income that the Fund distributes will be exempt from federal income tax (including the federal alternative minimum tax).

NON-FUNDAMENTAL LIMITATIONS

The following investment limitations are non-fundamental and, therefore, may be changed by the Board without shareholder approval.  Shareholders will be notified before any material change in these limitations becomes effective.

Investing in Illiquid and Restricted Securities

The Fund will not invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, non-negotiable fixed time deposits with maturities over seven days, OTC options, guaranteed investment contracts, and certain restricted securities not determined by the Board to be liquid (including certain municipal leases).

Purchasing Securities to Exercise Control

The Fund will not purchase securities of a company for the purpose of exercising control or management.

Investing in Securities of Other Investment Companies

The Fund will limit its investment in other investment companies to no more than 3% of the total outstanding voting stock of any investment company, will invest no more than 5% of total assets in any one investment company, and will invest no more than 10% of its total assets in investment companies in general, unless permitted to exceed these limits by an exemptive order of the Securities and Exchange Commission (SEC).  The Fund will purchase securities of closed-end investment companies only in open market transactions involving only customary broker’s commissions.  However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization or acquisition of assets.  The Fund will limit its investments in other investment companies to those of money market funds having investment objectives and policies similar to its own.

Investing in Options

Except for bona fide hedging purposes, the Fund may not invest more than 5% of the value of its net assets in the sum of (a) premiums on open option positions on futures contracts, plus (b) initial margin deposits on futures contracts.

The Fund will not purchase put options or write call options on securities unless the securities are held in the Fund’s portfolio or unless the Fund is entitled to them in deliverable form without further payment or has segregated liquid assets in the amount of any further payment.

The Fund will not write call options in excess of 25% of the value of its total assets.

Regulatory Compliance

The Fund may follow non-fundamental operational policies that are more restrictive than its fundamental investment limitations, as set forth in the Prospectus and this SAI, in order to comply with applicable laws and regulations, including the provisions of and regulations under the 1940 Act.  In particular, the Fund will comply with the various requirements of Rule 2a-7 under the 1940 Act, which regulates money market mutual funds.  For example, Rule 2a-7 generally prohibits the investment of more than 5% of the total assets of the Fund in the securities of any one issuer, although the Fund’s fundamental investment limitation only requires such 5% diversification with respect to 75% of the Fund’s assets.  The Fund will also determine the effective maturity of its investments, as well as its ability to consider a security as having received the requisite short-term ratings by NRSROs, according to Rule 2a-7.  The Fund may change these operational policies to reflect changes in the laws and regulations without shareholder approval.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.  For purposes of its policies and limitations, the Fund considers instruments (such as certificates of deposit and demand and time deposits) issued by a U.S. branch of a domestic bank or savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be cash items.

DETERMINING MARKET VALUE OF SECURITIES

USE OF THE AMORTIZED COST METHOD

The Board has decided that the best method for determining the value of portfolio instruments for the Fund is amortized cost.  Under this method, portfolio instruments are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value.

The Fund’s use of the amortized cost method of valuing portfolio instruments depends on its compliance with the provisions of Rule 2a-7 promulgated by the SEC under the 1940 Act.  Under Rule 2a-7, the Board must establish procedures reasonably designed to stabilize the net asset value (NAV) per share, as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and the Fund’s investment goal.

Under Rule 2a-7, the Fund is permitted to purchase instruments which are subject to demand features or standby commitments.  As defined by the Rule, a demand feature entitles the Fund to receive the principal amount of the instrument from the issuer or a third party on (1) no more than 30 days’ notice or (2) at specified intervals not exceeding 397 days on no more than 30 days’ notice.  A standby commitment entitles the Fund to achieve same-day settlement and to receive an exercise price equal to the amortized cost of the underlying instrument plus accrued interest at the time of exercise.

The Fund acquires instruments subject to demand features and standby commitments to enhance the instruments’ liquidity.  The Fund treats demand features and standby commitments as part of the underlying instruments, because the Fund does not acquire them for speculative purposes and cannot transfer them separately from the underlying instruments.  Therefore, although the Fund defines demand features and standby commitments as puts, the Fund does not consider them to be corporate investments for purposes of its investment policies.

Monitoring Procedures.  The Board’s procedures include monitoring the relationship between the amortized cost value per share and the NAV per share based upon available indications of market value.  The Board will decide what, if any, steps should be taken if there is a difference of more than 0.5 of 1% between the two values.  The Board will take any steps they consider appropriate (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining NAV.

Investment Restrictions.  Rule 2a-7 requires that the Fund limit its investments to instruments that, in the opinion of the Board, present minimal credit risks and have received the requisite rating from one or more NRSROs.  If the instruments are not rated, the Board must determine that they are of comparable quality.  The Rule also requires the Fund to maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to the objective of maintaining a stable NAV of $1.00 per share.  In addition, no instrument with a remaining maturity of more than 397 days can be purchased by the Fund.

Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Fund will invest its available cash to reduce the average maturity to 90 days or less as soon as possible.  Shares of investment companies purchased by the Fund will meet these same criteria and will have investment policies consistent with the Rule.

Under the amortized cost method of valuation, neither the amount of daily income nor the NAV is affected by any unrealized appreciation or depreciation of the portfolio.  In periods of declining interest rates, the indicated daily yield on shares of the Fund, computed based upon amortized cost valuation, may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates.  In periods of rising interest rates, the indicated daily yield on shares of the Fund computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

WHAT DO SHARES COST?

Except under certain circumstances described in the Prospectus, shares are sold at a public offering price (i.e., their NAV) on days the New York Stock Exchange (NYSE) is open for business.  The procedure for purchasing shares is explained in the Prospectus under “How to Buy Shares.”

HOW ARE THE FUND SHARES SOLD?

Grand Distribution Services, LLC, located at 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233 (Distributor), is the principal distributor of the Fund’s shares.  Under a Distribution Agreement with the Fund and M&I Trust, the Distributor offers the Fund’s shares on a continuous basis.

SUPPLEMENTAL PAYMENTS

Investment professionals may be paid by the Distributor and/or M&I Trust (but not out of Fund assets).  The Distributor and/or M&I Trust may be reimbursed by the Adviser or its affiliates.

Investment professionals receive such fees for providing distribution-related services such as sponsoring sales, providing sales literature, conducting training seminars for employees, and engineering sales-related computer software programs and systems.  Also, authorized dealers may be paid cash or promotional incentives, such as reimbursement of certain expenses relating to attendance at informational meetings about the Fund or other special events at recreational-type facilities, or items of material value.  These payments will be based upon the amount of shares the authorized dealer or financial institution sells or may sell and/or upon the type and nature of sales or marketing support furnished by the authorized dealer or financial institution.

HOW TO BUY SHARES

EXCHANGING SECURITIES FOR SHARES

You may contact the Fund to request a purchase of shares in an exchange for securities you own.  The Fund reserves the right to determine whether to accept your securities and the minimum market value to accept.  The Fund will value your securities in the same manner as it values its assets.  This exchange is treated as a sale of your securities for federal tax purposes.

REDEMPTION IN KIND

Although the Fund intends to pay share redemptions in cash, the Fund reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of its portfolio securities.

Because the Corporation has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the Fund’s net assets represented by such share class during any 90-day period.

Any share redemption payment greater than this amount will be in cash unless the Board determines that payment should be in kind.  In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV.  The portfolio securities will be selected in a manner that the Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption.  If redemption is made in kind, shareholders would incur transaction costs in selling the portfolio securities received, and the proceeds of such sales, when made, may be more or less than the value on the redemption date.

In addition, the Fund has adopted procedures, consistent with SEC guidelines, to permit redemption in kind to an affiliate.

ACCOUNT AND SHARE INFORMATION

VOTING AND DISTRIBUTION RIGHTS

Shareholders of the Fund are entitled: (i) to one vote per full share of common stock; (ii) to distributions declared by the Board; and (iii) upon liquidation of the Corporation, to participate ratably in the assets of the Fund available for distribution.  Each share of the Fund gives the shareholder one vote in the election of Directors and other matters submitted to shareholders for vote and is entitled to participate equally in dividends and capital gains distributions by the Fund.  All shares of each fund or class in the Corporation have equal voting rights, except that only shares of a particular Marshall Fund or class are entitled to vote on matters affecting that Fund or class.  Consequently, the holders of more than 50% of the Corporation’s shares of common stock voting for the election of Directors can elect the entire Board, and, in such event, the holders of the Corporation’s remaining shares voting for the election of Directors will not be able to elect any person or persons to the Board.

The WBCL permits registered investment companies, such as the Corporation, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act.  The Corporation’s By-laws provide that each Director shall hold office for a period of five years or until his or her successor is duly elected at the next annual meeting of shareholders.  Consequently, the Corporation holds annual meetings of shareholders to elect Directors every five years, unless more frequent meetings are required by the 1940 Act, the Corporation’s Articles of Incorporation or By-laws.  Directors may be removed by the shareholders at a special meeting.  A special meeting of the shareholders may be called by the Board upon written request of shareholders owning at least 10% of the Corporation’s outstanding voting shares.

The shares are redeemable and are transferable.  All shares issued and sold by the Corporation will be fully paid and nonassessable except as provided in the WBCL Section 180.0622(2)(b).  Under Section 180.0622(2)(b) of the WBCL, holders of common stock are liable up to the amount equal to the par value of the common stock owned by holders of common stock for all debts owing to the Corporation’s employees for services performed for the Corporation, but not exceeding six months’ service in any one case.  Certain Wisconsin courts have interpreted “par value” to mean the full amount paid upon the purchase of shares of common stock.  Fractional shares of common stock entitle the holder to the same rights as whole shares of common stock except the right to receive a certificate evidencing such fractional shares.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of June 23, 2005, the following shareholders owned of record or are known by the Corporation to own of record or beneficially more than 5% of the Fund’s outstanding Investor Class of Shares (the Institutional Class of Shares was not offered for sale until the date of this SAI):

Name and Address	Number of Shares	Percent of Class
Maril & Co.*	103,067,345.66	60.0%
1000 N. Water Street
Milwaukee, WI 53202-6648

* The Corporation believes that this entity, the holder of record of these shares, is not the beneficial owner of such shares.

Any person that beneficially owns more than 25% of the outstanding shares of the Fund or a class may be considered a “controlling person” of such Fund or class.  Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Fund.

As of June 23, 2005, the current officers and Directors of the Corporation, as a group, owned less than 1% the Investor Class of Shares of the Fund’s outstanding shares.

WHAT ARE THE TAX CONSEQUENCES?

This section is not intended to be a full discussion of income tax laws.  Please consult your own tax advisor regarding federal, state or local tax considerations.

FEDERAL INCOME TAX

The Fund intends to meet requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (Code) applicable to regulated investment companies.  If these requirements are not met, it will not receive special tax treatment and will be subject to federal corporate income tax.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Corporation’s other portfolios will be separate from those realized by the Fund.

To the extent the Fund is unable to use its losses, it may be entitled to a loss carry-forward, which may reduce the taxable income or gain that the Fund would realize and to which the shareholder would be subject in the future.

No portion of any income dividends paid by the Fund is eligible for the dividends received deduction available to corporations.

STATE AND LOCAL TAXES

Distributions representing net interest received on tax-exempt municipal securities are not necessarily free from income taxes of any state or local taxing authority.  State laws differ on this issue, and you should consult your tax adviser for specific details regarding the status of your account under state and local tax laws, including treatment of distributions as income or return of capital.

CAPITAL GAINS

Capital gains, when realized by the Fund, could result in an increase in distributions.  Capital losses could result in a decrease in distributions.  When the Fund realizes net long-term capital gains, it will distribute them at least once every 12 months.

WHO MANAGES THE FUND?

BOARD OF DIRECTORS

The Board is responsible for managing the Corporation’s business affairs and for exercising all the Corporation’s powers, except those reserved for the shareholders.  Directors of the Corporation, together with information regarding their age, address, business experience during the past five years, and other information are shown in the following table.  Pursuant to the Corporation’s By-Laws, a Director holds office for a period of five years or until his or her successor is duly elected at the next annual meeting of shareholders.  Each Director with an asterisk (*) is deemed to be an “interested person,” as defined in the 1940 Act.  Current Directors who are not considered to be “interested persons” of the Fund are referred to in this SAI as “independent directors.”  The Corporation, which currently consists of thirteen separate portfolios or funds, is the only investment company in the Fund Complex.

INTERESTED DIRECTORS

Name, Age and Address (as of 12/31/04)	Position(s) Held with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
John M. Blaser* Age: 48 1000 North Water Street Milwaukee, WI 53202	Director and President	2004-2009; since May 1999	Vice President of the Adviser and Marshall & Ilsley Trust Company (“M&I Trust”) since 1998.	13	None
Kenneth C. Krei* Age: 55 770 North Water Street Milwaukee, WI 53202	Director	2004-2009; since July 2004	Director and Chief Executive Officer of the Adviser since July 2003; Director, President and Chief Executive Officer of M&I Trust since July 2003; Senior Vice President of Marshall & Ilsley Corporation (a bank holding company) since July 2003; Director of M&I Brokerage Services, Inc. and M&I Insurance Services, Inc.; Executive Vice President, Investment Advisors at Fifth Third Bancorp from 2001 to 2003; Executive Vice President, Investment and Insurance Services at Old Kent Financial Corporation from 1998 to 2001.	13	None

*Mr. Blaser is an “interested person” of the Corporation (as defined in the 1940 Act) due to the positions that he holds with the Corporation, the Adviser and M&I Trust.  Mr. Krei is an “interested person” of the Corporation due to the positions that he holds with the Adviser, M&I Trust and Marshall & Ilsley Corporation.

INDEPENDENT DIRECTORS

Name, Age and Address (as of 12/31/04)	Position(s) Held with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Benjamin M. Cutler Age: 60 6600 E. Bluebird Lane Paradise Valley, AZ 85253	Independent Director	2004-2009; since July 2004	Chairman, Assurant Health (a health insurer), and Executive Vice President, Assurant, Inc. (an insurance company) since 2002; President and CEO, Fortis Health (a health insurer) from 1996 to 2003.	13	None
John DeVincentis Age: 70 13821 12th Street Kenosha, WI 53144	Independent Director	2004-2009; since October 1993	Independent financial consultant; retired, formerly Senior Vice President of Finance, In-Sink-Erator Division of Emerson Electric Corp. (an electrical products manufacturer) from 1972 to 1993.	13	None
John A. Lubs Age: 57 1251 First Avenue Chippewa Falls, WI 54729	Independent Director	2004-2009; since July 2004	Vice Chairman, Mason Companies, Inc. (a footwear distributor) since October 2004; President and Chief Operating Officer, Mason Companies, Inc., from 1990 to 2004.	13	None
James Mitchell Age: 57 2808 Range Line Circle Mequon, WI 53092	Independent Director	2004-2009; since March 1999	Chief Executive Officer, NOG, Inc. (a metal processing and consulting company) since 1999; Chairman, Ayrshire Precision Engineering (a precision machining company) since 1992; Group Vice President of Citation Corporation (a general manufacturing company) from 1996 to 1999; Chief Executive Officer of Interstate Forging Industries (a forging company) from 1984 to 1999.	13	None
Barbara J. Pope Age: 56 115 South La Salle St., Suite 2285 Chicago, IL 60603	Independent Director	2004-2009; since March 1999	President of Barbara J. Pope, P.C. (a financial consulting firm) since 1992; President of Sedgwick Street Fund LLC (a private investment partnership) since 1996; prior to 1992, Tax Partner, Price Waterhouse.	13	None

OFFICERS

The officers of the Corporation are elected annually by the Board and hold the same position with all of the funds of the Corporation.  Each officer holds office for one year and until the election and qualification of his or her successor.  The address of each officer is 1000 North Water Street, Milwaukee, Wisconsin 53202.  Officers of the Corporation, together with information as to their principal business occupation during the past five years and certain other information, are shown in the following table.

PRINCIPAL OFFICERS

Name and Age (as of 12/31/04)	Position(s) Held with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
John D. Boritzke Age: 48	Vice President	Re-elected by the Board annually; since October 2001	Vice President of the Adviser and M&I Trust since 1993.
Joseph P. Bree Age: 32	Treasurer	Re-elected by the Board annually; since September 2002

Assistant Vice President and Senior Financial Analyst of the Adviser since February 2001; associate with Barclays Global Investors (a financial service firm) from March 2000 to February 2001; associate with Strong Capital Management, Inc. (an investment adviser) from May 1996 to March 2000.

William A. Frazier Age: 49	Vice President	Re-elected by the Board annually; since October 2001	Vice President of the Adviser and M&I Trust since 1985.
Daniel L. Kaminski Age: 47	Secretary	Re-elected by the Board annually; since April 2004

Vice President and Chief Financial Officer of the Adviser and M&I Trust since November 2003; Secretary of the Adviser and M&I Trust since February 2004; Vice President, Project Management, M&I Support Services Corp. (operations subsidiary of bank holding company) from January 2002 to December 2003; Vice President, Corporate Finance, Marshall & Ilsley Corporation (a bank holding company) from January 1991 to December 2001.

Cheryl A. Johnson Age: 50	Chief Compliance Officer	Re-elected by the Board annually; since October 2004

Vice President of the Adviser and M&I Trust since September 2004; Lead Consultant-Special Projects, Compliance Department, Northwestern Mutual Life Insurance Company (NML) from June 2003 to 2004; Senior Attorney, Law Department, NML from August 2001 to May 2003; Associate Attorney with Quarles & Brady LLP (a law firm) from 1993 to 2001.

COMMITTEES OF THE BOARD

The standing committees of the Board are the Audit Committee and the Nominating Committee.  These committees are comprised solely of independent directors.

Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
Audit	John DeVincentis (Chair) Benjamin M. Cutler John A. Lubs James Mitchell Barbara J. Pope

The Board has adopted a written charter of the Audit Committee pursuant to which the Audit Committee retains the independent auditors to audit the financial statements of the Fund; meets with the independent auditors periodically to review the results of the audits and reports their results to the full Board; evaluates the independence of the auditors; and preapproves, or establishes preapproval policies and procedures concerning, all audit and non-audit services provided to the Fund.

Two
Nominating	John DeVincentis Benjamin M. Cutler John A. Lubs James Mitchell Barbara J. Pope	The Nominating Committee identifies, evaluates, selects and nominates, or recommends for nomination, candidates for the Board. It also may set standards or qualifications for directors.	Three

The Nominating Committee may consider candidates for the Board submitted by shareholders if a vacancy were to exist.  Shareholders who wish to recommend a nominee may do so by submitting the appropriate information about the candidate to the Corporation’s Secretary.

The Board has also established a Pricing Committee, which is not a committee of the Board.  The Pricing Committee is responsible for monitoring the valuation of Fund securities and other investments; and, as required, determining the fair value of securities for which market quotations are not readily available, after consideration of all relevant factors, which determinations are subsequently reported to the full Board.  The Pricing Committee meets as necessary and is comprised of members of the Adviser and UMB Fund Services, Inc. (UMBFS), the Fund’s sub-administrator.

COMPENSATION OF DIRECTORS

The following table shows the fees paid to the independent directors by the Corporation for the fiscal year ended August  31, 2004 for overseeing 12 of the series within the Fund Complex.  The Fund was not in operation during the fiscal year ended August 31, 2004 and, therefore, did not pay any director fees during that period.  The Corporation does not pay any fees to its interested directors or officers.  Neither the Corporation nor any of its funds maintain any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as Corporation or fund expenses.

Name	Aggregate Compensation From each Marshall Fund	Pension or Retirement Benefits Accrued as Part of Each Marshall Fund’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Directors(1)
Benjamin M. Cutler(2)	$0	$0	$0	$0
John DeVincentis	$2,000(4)	$0	$0	$24,000
Duane E. Dingmann(3)	$2,000(4)	$0	$0	$24,000
John A. Lubs(2)	$0	$0	$0	$0
James Mitchell	$2,000(4)	$0	$0	$24,000
Barbara J. Pope	$2,000(4)	$0	$0	$24,000

________________

(1)

The Marshall Funds consist of one open-end registered investment company consisting of 13 portfolios, 12 of which were in operation during fiscal 2004.

(2)

Mr. Cutler and Mr. Lubs were elected to the Board on July 27, 2004 and accordingly did not receive any compensation with respect to fiscal 2004.

(3)

Mr. Dingmann retired from the Board on July 27, 2004.

(4)

Each Fund pays a pro rata share of the total compensation received by each independent director.

BOARD OWNERSHIP OF SHARES IN THE FUND AND IN THE MARSHALL FUNDS FAMILY OF INVESTMENT COMPANIES AS OF DECEMBER 31, 2004

Aggregate Dollar
Range of Shares Owned
in Marshall Funds
	Tax-Free Money	Family of Investment
Name of Director	Market Fund(1)	Companies
John M. Blaser	None	over $100,000
Benjamin M. Cutler	None	over $100,000
John DeVincentis	None	over $100,000
Kenneth C. Krei	None	over $100,000
John A. Lubs	None	None
James Mitchell	None	over $100,000
Barbara J. Pope	None	$50,001-$100,000

(1)

The Fund’s Investor Class of Shares was first offered for sale on September 7, 2004, while the Institutional Class of Shares was not offered for sale until the date of this SAI.

ADVISER TO THE FUND

The Fund’s investment adviser is M&I Investment Management Corp., a Wisconsin corporation headquartered in Milwaukee, Wisconsin.  The Adviser conducts investment research and makes investment decisions for the Fund.  The Adviser provides investment management services for investment companies, financial institutions, individuals, corporations and not-for-profit organizations, and is registered as an investment adviser with the SEC.  The Adviser is a wholly-owned subsidiary of Marshall & Ilsley Corporation (M&I Corp.), a bank holding company headquartered in Milwaukee, Wisconsin.  The Adviser shall not be liable to the Corporation, the Fund, or any shareholder of the Fund for any losses that may be sustained in the purchase, holding, or sale of any security, or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Corporation.  Because of the internal controls maintained by the Adviser’s affiliates to restrict the flow of non-public information, Fund investments are typically made without any knowledge of the lending relationships affiliates of the Adviser may have from time to time with an issuer.

As compensation for its advisory services under the investment advisory agreement with the Corporation, the Fund pays the Adviser, on a monthly basis, an annual management fee of 0.20% of the average daily net asset value of the Fund (ADNA).

From time to time, the Adviser may voluntarily waive any portion of its management fee for the Fund.

BOARD REVIEW OF ADVISORY CONTRACT

As required by the 1940 Act, the Corporation’s Board has reviewed the investment advisory contract on behalf of the Fund.  The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve the contract.  The Board based its ultimate decision to approve the advisory contract on the totality of the circumstances and factors the Board deemed relevant, and with a view to past and future long-term considerations.  During its review of this contract, the Board considered many factors, among the most material of which are the following:  the investment objective of the Fund; the management philosophy, personnel, and processes used by the Adviser; the preferences and expectations of the Fund’s shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry; comparable fees in the mutual fund industry; and the range and quality of services provided or expected to be provided to the Fund and its shareholders by the Adviser’s affiliates in addition to investment advisory services.

In assessing the Adviser’s performance of its obligations, the Board also considers whether there has occurred a circumstance or event that would constitute a reason for it to not approve the advisory contract with the Fund.  In this regard, the Board was mindful of the potential disruptions of the operations of the Corporation and various risks, uncertainties and other effects that could occur as a result of a decision to not approve the advisory contract with respect to the Fund.  In particular, the Board recognizes that the determination by M&I Trust of the appropriateness of the Marshall Funds for the investment of fiduciary assets as well as the decisions by the Marshall Funds’ retail and institutional shareholders to invest in the Marshall Funds are based on the strength of the Adviser’s industry standing and reputation and on the expectation that the Adviser will have a continuing role in providing advisory services to the Marshall Funds.

The Board also considers the compensation and benefits received or to be received by the Adviser.  This includes fees received or to be received for services provided to the Fund by other entities in the M&I organization and research services received or to be received by the Adviser from brokers that execute fund trades, as well as advisory fees.  In this regard, the Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant in determining the Adviser’s compensation:  the nature and quality of the services provided by the Adviser, including the performance of the Fund; the profitability to the Adviser of providing the services; the extent to which the Adviser may realize “economies of scale” as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the Adviser’s service and fee.  The Board was aware of these factors and took them into account in its review and approval of the Fund’s advisory contract.

The Board considers and weighs these circumstances in light of its substantial accumulated experience in governing the Marshall Funds and working with the Adviser and M&I Trust on matters relating to the Marshall Funds, and is assisted in its deliberations by the advice of independent legal counsel.  In this regard, the Board requests and receives a significant amount of information about the Marshall Funds and the Adviser and its affiliates.  The Adviser provides much of this information at each regular meeting of the Board, and furnishes additional reports in connection with the meetings at which the Board’s formal review of the advisory contracts occurs.  In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises.  Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as the investment philosophy, personnel, and processes utilized by the Adviser; the short- and long-term performance of the Marshall Funds (in absolute terms as well as in relationship to its particular investment program and certain competitor or “peer group” funds), and comments on the reasons for performance; the Marshall Funds’ expenses (including the advisory fee itself and the overall expense structure of the Marshall Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Marshall Funds’ portfolio securities; the nature and extent of the advisory and other services provided to the Marshall Funds by the Adviser and its affiliates; compliance and audit reports concerning each of the Marshall Funds and the Adviser and the service providers that service the Marshall Funds; and relevant developments in the mutual fund industry and how the Marshall Funds and/or its service providers are responding to them.

The Board also receives financial information about the Adviser and its affiliates, including reports on the compensation and benefits the Adviser and its affiliates derive from their relationships with the Corporation.  These reports cover not only the fees under the advisory contracts, but also fees received by the Adviser’s affiliate, M&I Trust, for providing other services to the  Marshall Funds under separate contracts (e.g., for serving as the Marshall Funds’ administrator, custodian and shareholder services agent).  The reports also discuss any indirect benefit the Adviser may derive from its receipt of research services from brokers who execute fund trades.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

The Board has delegated the authority to vote proxies on the securities held in the Fund’s portfolio to the Adviser.  The Board has also approved the Adviser’s policies and procedures for voting the proxies, which are described below.  Due to the Fund’s proposed investments in fixed income securities, the Adviser does not anticipate voting proxies on behalf of the Fund.

Proxy Voting Policies

The Adviser’s general policy is to cast proxy votes in a manner that, in the best judgment of the Adviser, is in the best economic interests of the Adviser’s clients with respect to the potential economic return on the clients’ investments.  Generally, this will mean voting for proposals that the Adviser believes will improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company’s board of directors.  However, whether the Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On routine matters, generally the Adviser will vote for proposals to approve independent auditors; election of directors in uncontested elections; increases in authorized common shares for stock dividends, stock splits or general issuance, unless proposed as an anti-takeover action; share repurchase programs that institute or renew open market share repurchase programs in which all shareholders may participate on equal terms.

On matters of corporate governance, generally the Adviser will vote for proposals to permit a simple majority of shareholders to approve acquisitions of a controlling interest of issuers; eliminate classified or staggered boards of directors; eliminate cumulative voting and preemptive rights; and proposals to opt-out of state takeover statutes.  The Adviser will generally vote against the adoption of super-majority voting provisions that require greater than a two-thirds shareholder approval to change the corporate charter or bylaws or to approve mergers and acquisitions; fair price amendments that are linked to a super-majority provision and do not permit a takeover unless an arbitrary fair price is offered to all shareholders; proposals that would create different classes of stock with unequal voting rights, such as dual class exchange offers and dual class recapitalizations; and proposals that do not allow replacement of existing members of the board of directors.

On matters relating to management compensation, generally the Adviser will vote for stock incentive plans that align the recipients’ interests with the interests of shareholders without creating undue dilution and other compensation plans that are consistent with standard business practices; and against proposals that would permit, for example, the repricing of outstanding options without substantial justification.

On matters relating to corporate transactions, the Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction.  The Adviser will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies.  Some transactions may also involve proposed changes to the company’s corporate governance, capital structure or management compensation.  The Adviser will vote on such changes based on its evaluation of the proposed transaction or contested election, even if such a vote may be contrary to its general practice for similar proposals made outside the context of such a proposed transaction or change in the board.

The Adviser generally votes against proposals submitted by shareholders without the favorable recommendation of a company’s board.  The Adviser believes that a company’s board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

In addition, the Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting.

Proxy Voting Procedures

The Adviser has appointed a Proxy Officer who has the authority to direct the vote on proposals that require case-by-case determinations or where there has been a recommendation not to vote in accordance with a predetermined policy.  The Proxy Officer reports to the Trust Investment Committee of M&I Trust.

In the event that a portfolio manager of the Adviser concludes that the interests of the Fund require that a proxy be voted on a proposal in a manner that differs from the proxy voting guidelines, the manager may request that the Proxy Officer consider voting on the proposal other than according to the guidelines, provided that the request is accompanied by a written explanation of the reasons for the request and a description of any relationship with the party proposing the matter to the shareholders.  Upon such a request, the Proxy Officer may vary from the voting guidelines if the Proxy Officer determines that voting on the proposal according to the guidelines would be expected to impact adversely the current or potential market value of the issuer’s securities or to affect adversely the best interests of the client.  In determining the vote on any proposal pursuant to such a request, the Proxy Officer shall not consider any benefit other than the best interests of the client.

The Adviser’s proxy voting procedures permit the Trust Investment Committee to develop and revise further procedures to assist the Adviser in the voting of proxies, which may include the use of a third party vendor for purposes of recommendations on particular shareholder votes being solicited or for the voting of proxies, or to override the directions provided in such guidelines, whenever necessary to comply with the proxy voting policies.

Conflicts of Interest

The Adviser addresses potential material conflicts of interest by having a predetermined voting policy.  For those proposals that require case-by-case determinations, or in instances where special circumstances may require varying from the predetermined policy, the Proxy Officer will determine the vote in the best interests of the Adviser’s clients, without consideration of any benefit to the Adviser, its affiliates, its employees, its other clients, customers, service providers or any other party.

Proxy Voting Record

The Fund’s proxy voting record for the most recent 12-month period ended June 30 will be available without charge, either upon request, by calling toll free, 1-800-236-FUND (3863), or by accessing the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Fund does not provide or permit others to provide information about its portfolio holdings to any third party on a selective basis, except as permitted by the Corporation’s policy regarding disclosure of portfolio holdings (Disclosure Policy).  This Disclosure Policy also applies to the Adviser and M&I Trust.  Pursuant to the Disclosure Policy, the Corporation may disclose information about the Fund’s portfolio holdings only in the following circumstances:

•

As required by SEC regulations, the Corporation will disclose the portfolio holdings of the Fund as of the end of the first and third fiscal quarters by filing Form N-Q with the SEC and as of the end of the second and fourth fiscal quarters by filing Form N-CSR with the SEC;

•

The Adviser may disclose Fund portfolio holdings in regulatory filings and in cases where the legitimate business purposes of the Fund are served by such disclosure, such as disclosures to service providers in connection with the fulfillment of their duties to the Fund and Corporation;

•

The Fund’s portfolio holdings as of each month end are disclosed to certain approved institutional data bases, generally no earlier than five days of month end;

•

Disclosure of portfolio holdings as of a particular month end (other than fiscal- or calendar-quarter end) may be made in response to inquiries from consultants or prospective clients; and

•

Portfolio holdings of the Fund as of a particular month end may be provided to portfolio managers of M&I Trust in connection with presentations to M&I Trust’s existing clients.

The Corporation is prohibited from entering into any other arrangements to disclose information regarding the Fund’s portfolio securities without prior approval of the Board.  The Adviser and M&I Trust place restrictions on the use of portfolio holdings information disclosed to any of the third parties described above to ensure that the information remains confidential.  No compensation or other consideration may be received by the Fund, the Adviser or M&I Trust in connection with the disclosure of portfolio holdings in accordance with this policy.  The Fund’s Chief Compliance Officer monitors compliance with the Disclosure Policy and reports any violations to the Board.

The Board will review any disclosures of Fund portfolio holdings outside of the permitted disclosures described above on a quarterly basis to ensure that disclosure of information about portfolio holdings is in the best interest of Fund shareholders and to address any conflicts between the interests of Fund shareholders and those of the Adviser or any other Fund affiliate.

BROKERAGE TRANSACTIONS

The Adviser is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund’s securities business, the negotiation of the charges to be paid on such transactions, and the allocation of portfolio brokerage and principal business.  Trades may be done with brokers, dealers and, on occasion, issuers.  Remuneration for trades may include commissions, commission-equivalent charges, dealer spreads, mark-ups and mark-downs.

In executing transactions on behalf of the Fund, the Adviser has no obligation to deal with any particular broker or dealer.  Rather, the Adviser seeks to obtain the best qualitative execution.  The best net price is an important factor, but the Adviser also considers the full range and quality of a broker’s services, as described below.  Recognizing the value of the range of services, the Fund may not pay the lowest commission or spread available on any particular transaction.

Section 28(e) of the Securities Exchange Act of 1934, as amended (Section 28(e)), permits an investment advisor, under certain circumstances, to cause an account to pay a broker who supplies brokerage and research services a commission or commission-equivalent charge for effecting a transaction in excess of the amount of commission another broker would have charged for effecting the transaction.  Brokerage and research services include:

•

furnishing advice as to the value of securities, the advisability of investing, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities;

•

furnishing analyses and reports concerning issuers, industries, sectors, securities, economic factors and trends, portfolio strategy and the performance of accounts; and

•

effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

In selecting brokers, the Adviser considers quality of investment research and brokerage services; communication of such information; trade execution pricing, capability and efficiency; and the appropriateness of the commission rate.  Investment research services utilized by the Adviser include economic forecasts, industry analysis, individual company or issuer analysis and opinion, and investment strategy.  In ensuring that the commission to be paid is fair compensation for the nature of the trade and the quality of the execution provided by the broker/dealer, the Adviser considers the commission rates paid by investment institutions of similar size.  While the Adviser negotiates similar commission rates with all brokers and dealers, if the Adviser believes favorable prices and efficient execution is available from more than one broker or dealer, the Adviser may give consideration to placing trades with those brokers or dealers who furnish investment research and other brokerage services.  The Adviser believes that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund.

The Adviser places portfolio transactions for other advisory accounts in addition to the Fund.  Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its accounts; that is, not all of such services may be used by the Adviser in connection with the Fund.  The Adviser believes it is not possible to measure separately the benefits from research services received by each of the accounts (including the Fund) managed by it.  Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker (if any) paid by each account for brokerage and research services will vary.  The Adviser believes any such costs to the Fund, however, will not be disproportionate to the benefits received by the Fund on a continuing basis and, to the extent that receipt of these services may supplant services for which the Adviser might otherwise have paid, it would tend to reduce its expenses.

The Adviser generally seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and other advisory accounts.  There can be no assurance that a particular purchase or sale opportunity will be allocated to the Fund.  In making allocations between the Marshall Funds and between the Fund and other advisory accounts, certain factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, and the size of investment commitments generally held.

Unless otherwise noted below, since its inception on September 22, 2004, the Fund did not acquire securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act):

Regular Broker or Dealer (or Parent) Issuer	Value of Securities Owned (as of 6/1/05)

None

CODE OF ETHICS RESTRICTIONS ON PERSONAL TRADING

As required by the SEC’s rules, the Fund, the Adviser and the Distributor have adopted codes of ethics.  These codes govern securities trading activities of investment personnel, Fund Directors and certain other employees (Access Persons).  Although the codes permit Access Persons to trade in securities, including those that the Fund could buy, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

ADMINISTRATOR

M&I Trust is the administrator of the Fund.  As administrator, M&I Trust is entitled to receive fees directly from the Fund in amounts up to a maximum annual percentage of the aggregate ADNA of all money market funds of the Corporation as follows:

Maximum Fee	Funds’ ADNA
0.100%	on the first $250 million
0.095%	on the next $250 million
0.080%	on the next $250 million
0.060%	on the next $250 million
0.040%	on the next $500 million
0.020%	on assets in excess of $1.5 billion

The aggregate fees paid by the money market funds of the Corporation are allocated to each fund based on its assets.

The administrator may choose voluntarily to reimburse a portion of its fee at any time.

The functions performed by the administrator include, but are not limited to the following:

•

preparation, filing and maintenance of the Corporation’s governing documents, minutes of Board meetings and shareholder meetings;

•

preparation and filing with the SEC and state regulatory authorities, the Corporation’s registration statement and all amendments, and any other documents required for the Fund to make a continuous offering of its shares;

•

preparation, negotiation and administration of contracts on behalf of the Fund;

•

supervision of the preparation of financial reports;

•

preparation and filing of federal and state tax returns;

•

assistance with the design, development and operation of the Fund; and

•

providing advice to the Fund and the Board.

SUB-ADMINISTRATOR

UMBFS serves as the Fund’s sub-administrator pursuant to the Sub-Administration Agreement with the administrator.  Under the Sub-Administration Agreement, the functions performed by UMBFS include and relate to, but are not limited to, the following:

•

review and filing with the SEC and state regulatory authorities of the Corporation’s registration statement and all amendments, and any other documents required for the Fund to make a continuous offering of its shares;

•

drafting and reviewing of the Fund’s annual and semi-annual reports;

•

various services relating to the shareholder and Board meetings, such as preparing and obtaining executed authorized signatures, attendance at Board meetings and drafting of proxy materials;

•

obtaining CUSIPS, NASDAQ symbols, and IRS tax identification numbers;

•

coordination and facilitation of external audits by the Corporation’s independent auditors and regulatory examinations of the Corporation;

•

follow-up on any issues surrounding reporting of performance for the Fund; and

•

preparation of the Corporation’s tax returns.

With respect to the Fund, UMBFS will receive from the administrator, in addition to a monthly multi-class fee of $200 per class and out-of-pocket expenses, the asset based fees computed as of month-end on combined net assets starting at 0.55% and decreasing as assets increase.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Boston Financial Data Services, Inc., 2 Heritage Drive, Quincy, Massachusetts, maintains all necessary shareholder records.  For its services, the transfer agent receives a fee based on the size, type and number of accounts and transactions made by shareholders.  The fee is based on the level of the Fund’s average net assets for the period plus out-of-pocket expenses.

M&I Trust provides sub-transfer agency services to the Fund.  In exchange for these services, the Fund pays M&I Trust a per account fee and out-of-pocket expenses.

CUSTODIAN

M&I Trust, Milwaukee, Wisconsin, a subsidiary of M&I Corp., is a custodian for the securities and cash of the Fund.  For its services as custodian, M&I Trust receives an annual fee, payable monthly, based on a percentage of the Fund’s average aggregate daily net assets.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm for the Fund, Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts, conducts its audits in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require it to plan and perform its audits to provide reasonable assurance about whether the Fund’s financial statements and financial highlights are free of material misstatements.

PERFORMANCE

From time to time, the yield and total return of the Institutional Class of Shares of the Fund may be quoted in advertisements, shareholder reports or other communications to shareholders.  Performance information is generally available by calling the Marshall Funds (toll free) at 1-800-236-FUND (3863).

FINANCIAL STATEMENTS

The Fund’s fiscal year end is August 31.  Financial statements are not provided because the Fund has not completed its first fiscal year as of the date of this SAI.

APPENDIX

STANDARD AND POOR’S LONG TERM ISSUE CREDIT RATINGS

Issue credit ratings are based in varying degrees, on the following considerations:

•

Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•

Nature of and provisions of the obligation; and

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk.  As such, they pertain to senior obligations of an entity.  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA--An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA--An obligation rated ‘AA’ differs from the highest rated obligations only in small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A--An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB--An obligation rated ‘BBB’ exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C--Obligations rated ‘BB,’ ‘B,’ ‘CCC,’ ‘CC’ and ‘C’ are regarded as having significant speculative characteristics.  ‘BB’ indicates the least degree of speculation and ‘C’ the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB--An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B--An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB,’ but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC--An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC--An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C--The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D--An obligation rated ‘D’ is in payment default.  The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.  The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-):--The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

c--The ‘c’ subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

p--The letter ‘p’ indicates that the rating is provisional.  A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project.  This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion.  The investor should exercise his own judgment with respect to such likelihood and risk.

*--Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r--The ‘r’ highlights derivative, hybrid, and certain other obligations that Standard & Poor’s believes may experience high volatility or high variability in expected returns as a result of noncredit risks.  Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities.  The absence of an ‘r’ symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.--Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues.  The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

MOODY’S LONG-TERM DEBT RATINGS

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more.  They address the possibility that a financial obligation will not be honored as promised.  Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

AAA--Obligations rated ‘AAA’ are judged to be of the highest quality with minimal credit risk.

Aa--Obligations rated ‘Aa’ are judged to be of high quality and are subject to very low credit risk.

A--Obligations rated ‘A’ are considered as upper-medium-grade obligations and are subject to low credit risk.

Baa--Obligations rated ‘Baa’ are subject to moderate credit risk.  They are medium-grade and as such may possess certain speculative characteristics.

Ba--Obligations rated ‘Ba’ are judged to have speculative elements and are subject to substantial credit risk.

B--Obligations rated ‘B’ are considered speculative and are subject to high credit risk.

Caa--Obligations rated ‘Caa’ are judged to be of poor standing and are subject to very high credit risk.

Ca--Obligations rated ‘Ca’ are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C--Obligations rated ‘C’ are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note:  Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from ‘Aa’ through ‘Caa.’  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

FITCH’S INTERNATIONAL LONG-TERM RATINGS

The following ratings scale applies to both foreign currency and local currency ratings, in addition to Enhanced and Unenhanced ratings.

AAA--Highest credit quality.  ‘AAA’ ratings denote the lowest expectation of credit risk.  They are assigned only in cases of exceptionally strong capacity for timely payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit quality.  ‘AA’ ratings denote a very low expectation of credit risk.  They indicate very strong capacity for timely payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

A--High credit quality.  Single ‘A’ ratings denote a low expectation of credit risk.  The capacity for timely payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than for higher ratings.

BBB--Good credit quality.  ‘BBB’ ratings indicate that there is currently a low expectation of credit risk.  The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity,  This is the lowest investment-grade category.

BB--Speculative.  ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities in this category are not investment grade.

B--Highly speculative.  ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C--High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.  A ‘CC’ rating indicates that default of some kind appears probable.  ‘C’ ratings signal imminent default.

DDD, DD, D--Default.  Entities rated in this category have defaulted on some or all of their obligations.  Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process (the potential for recovery estimated to be about 90% - 100% of outstanding amounts & accrued interest).  Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations (potential recoveries in the range of 50% - 90%), while entities rated ‘D’ have a poor prospect of repaying all obligations (below 50%).

(While expected recovery values are highly speculative and cannot be estimated with any precision, the above percentages are meant to serve as general guidelines.)

Notes to Long-Term ratings:

•

“+” or “-” may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the ‘AAA’ Long-Term rating category, to categories below ‘CCC’.

•

NR indicated that Fitch does not publicly rate the issuer or issue in question.

•

‘Withdrawn’:  A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

•

Rating Watch and Rating Outlook:  Ratings are placed on Rating Watch or Rating Outlook to indicate that there is a reasonable likelihood of a rating change as well as the likely direction of such change.  Rating Watch is typically resolved over a relatively shorter period (12 months), than Rating Outlook (beyond 1 to 2 years).  Indicators are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered, or maintained.

STANDARD AND POOR’S COMMERCIAL PAPER RATINGS

A Standard & Poor’s commercial paper rating is a current opinion of the likelihood of timely payment of debt having an original maturity of no more than 365 days.  Ratings are graded into several categories, ranging from ‘A’ for the highest-quality obligations to ‘D’ for the lowest.  These categories are as follows:

A-1--This designation indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2--Capacity for timely payment on issues with this designation is satisfactory.  However, the relative degree of safety is not as high as for issues designated ‘A-1’.

A-3--Issues carrying this designation have an adequate capacity for timely payment.  They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B--Issues rated ‘B’ are regarded as having only speculative capacity for timely payment.

C--This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D--Debt rated ‘D’ is in payment default.  The ‘D’ rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes such payments will be made during such grace period.

STANDARD & POOR’S DUAL RATINGS DEFINITIONS

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure.  The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature.  The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, ‘AAA/A-1+’).  With short-term demand debt, Standard & Poor’s note rating symbols are used with the commercial paper rating symbols (for example, ‘SP-1+/A-1+’).

MOODY’S SHORT-TERM DEBT RATINGS

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1--Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2--Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3--Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

NP--Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

FITCH’S INTERNATIONAL SHORT-TERM RATINGS

The following ratings scale applies to foreign currency and local currency ratings, in addition to both Enhanced and Unenhanced ratings.  A Short-Term rating has a time horizon of less than 12 months for most obligations, or up to 3 years for U.S. Public Finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F-1--Highest credit quality.  Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F-2--Good credit quality.  A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F-3--Fair credit quality.  The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B--Speculative.  Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C--High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D--Default.  Denotes actual or imminent default on payment.

Notes to Short-Term ratings:

‘NR’ indicates that Fitch does not publicly rate the particular issue or issuer.

‘+’ may be appended to a ‘F1’ rating to denote relative status within the category.

‘Withdrawn’:  A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch and Rating Outlook:  Ratings are placed on Rating Watch or Ratings Outlook to indicate that there is reasonable likelihood of a rating change as well as the likely direction of such change.  Rating Watch is typically resolved over a relatively shorter period (12 months), than Rating Outlook (beyond 1 to 2 years).

Indicators are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered, or maintained.

Expected Ratings, denoted by an “(EXP)” suffix, are preliminary ratings that are usually contingent upon the receipt of final documents conforming to information already received.

Short-Term Note/Demand Ratings:  Occasionally, two short term ratings may be combined; the first rating reflects the likelihood of full and timely payment of principal and interest as scheduled over the short term, while second rating reflects the likelihood of full payment of purchase price to the bondholder in the event of a put (full repayment demanded).

STANDARD AND POOR’S MUNICIPAL BOND RATINGS

Issue credit ratings are based in varying degrees, on the following considerations:

•

Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•

Nature of and provisions of the obligation; and

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk.  As such, they pertain to senior obligations of an entity.  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA--An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA--An obligation rated ‘AA’ differs from the highest rated obligations only in small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A--An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB--An obligation rated ‘BBB’ exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C--Obligations rated ‘BB,’ ‘B,’ ‘CCC,’ ‘CC’ and ‘C’ are regarded as having significant speculative characteristics.  ‘BB’ indicates the least degree of speculation and ‘C’ the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB--An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B--An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB,’ but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC--An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC--An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C--The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D--An obligation rated ‘D’ is in payment default.  The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.  The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-):--The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

c--The ‘c’ subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

p--The letter ‘p’ indicates that the rating is provisional.  A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project.  This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion.  The investor should exercise his own judgment with respect to such likelihood and risk.

*--Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r--The ‘r’ highlights derivative, hybrid, and certain other obligations that Standard & Poor’s believes may experience high volatility or high variability in expected returns as a result of noncredit risks.  Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities.  The absence of an ‘r’ symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.--Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues.  The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

MOODY’S MUNICIPAL LONG-TERM RATINGS

Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets.  As such, these ratings incorporate Moody’s assessment of the default probability and loss severity of these issuers and issues.  The default and loss content for Moody’s municipal long-term rating scale differs from Moody’s general long-term rating scale.

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies.  Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.

Aaa--Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa--Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A--Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa--Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ba--Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B--Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Caa--Issuers or issues rate Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca--Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C--Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US Municipal or tax-exempt issuers or issues.

Note:  Moody’s appends numerical modifiers 1, 2 and 3 to each generic-rating category from Aa through Caa.  The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD AND POOR’S MUNICIPAL NOTE RATINGS

Notes:  A Standard and Poor’s note rating reflects the liquidity factors and market access risks unique to notes.  Notes due in three years or less will likely receive a note rating.  Notes maturing beyond three years will most likely receive a long-term debt rating.  The following criteria will be used in making that assessment:

•

Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

•

Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1 – Strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

SP-2 – Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 – Speculative capacity to pay principal and interest.

MOODY’S SHORT-TERM DEBT RATINGS

There are three rating categories for short-term municipal obligations that are considered investment grade.  These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels – MIG 1 through MIG 3.  In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.  MIG ratings expire at the maturity of the obligation.

MIG 1--This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2--This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

MIG 3--This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG--This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

MOODY’S DEMAND OBLIGATION RATINGS

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG-1--This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG-2--This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG-3--This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG--This designation denotes speculative-grade credit quality.  Demand features rated in this category may supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

ADDRESSES

Marshall Tax-Free Money Market Fund	1000 North Water Street
P.O. Box 1348
Milwaukee, Wisconsin 53201-1348

Distributor:	803 West Michigan Street, Suite A
Grand Distribution Services, LLC	Milwaukee, WI 53233

Adviser:	1000 North Water Street
M&I Investment Management Corp.	Milwaukee, Wisconsin 53202

Custodian and Administrator:	1000 North Water Street
Marshall & Ilsley Trust Company N.A.	Milwaukee, Wisconsin 53202

Transfer Agent and Dividend Disbursing Agent:	2 Heritage Drive
Boston Financial Data Services, Inc.	Quincy, MA 02171

Sub-Administrator and Portfolio Accounting Services:	803 West Michigan Street
UMB Fund Services, Inc.	Milwaukee, WI 53202

Legal Counsel:	Three First National Plaza
Bell, Boyd & Lloyd LLC	70 West Madison Street, Suite 3300
Chicago, Illinois 60602-4207

Independent Registered Public Accounting Firm:	200 Clarendon Street
Ernst & Young LLP	Boston, MA 02116-5072

Marshall Investor Services

1000 North Water Street

Milwaukee, Wisconsin 53202

414-287-8555 or 1-800-236-FUND (3863)

TDD: Speech and Hearing Impaired Services

1-800-236-209-3520

Internet address: http:www.marshallfunds.com